                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 17, 2000


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
            ---------------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            ---------------------------------------------------------
                             (Sponsor of the Trust)

      United States                33-40006                    22-2382028
-----------------------  ------------------------------  -----------------------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction                                                Identification No.)
of incorporation)


            802 Delaware Avenue, Wilmington, Delaware        19801
            -------------------------------------------      ------------
            (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050



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Item 5. Other Events:


      Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, N.A., as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

      On July 17, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

            Exhibits          Description
            --------          -----------

            20.1 Monthly Certificateholders' Statements with respect to the July 17, 2000 distribution.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 1999

                                    Chase Manhattan Credit Card Master Trust,

                                    By: Chase Manhattan Bank USA, N.A.,
                                    as Servicer



                                    By:  /s/ Patricia Garvey
                                         -----------------------------
                                    Name:  Patricia Garvey
                                    Title: Vice President


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                                    INDEX TO EXHIBITS
                                    ----------------------------

Exhibit No.                         Description
---------------                     -----------------
20.1                                Monthly Certificateholders' Statement with
                                    respect to the July 17, 2000 distribution to Certificateholders for Series 1996-3